                                                                     Exhibit 4.1

       NUMBER                                                    SHARES
        COM

                                CORECOMM LIMITED
                     INCORPORATED UNDER THE LAWS OF BERMUDA

SEE THE LEGEND ON THE                                        SEE REVERSE FOR
REVERSE OF THIS CERTIFICATE        COMMON STOCK            CERTAIN DEFINITIONS

                                                            CUSIP G2422R 10 9

THIS CERTIFIES THAT


is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

                                CORECOMM LIMITED

                              CERTIFICATE OF STOCK
transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

      /s/ Richard J. Lubasch                         /s/ J. Barclay Knapp
     -----------------------                       --------------------------
          SECRETARY                                         PRESIDENT

                                CORECOMM LIMITED
                                   CORPORATE
                                      SEAL
                                      1988
                                    BERMUDA

                                       BY
                                                            AUTHORIZED OFFICER

               COUNTERSIGNED AND REGISTERED:
                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                  TRANSFER AGENT
                                                   AND REGISTRAR

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                                CORECOMM LIMITED

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between the Corporation and Continental Stock Transfer & Trust Company (the "Rights Agent") dated as of __________, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Corporation will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associates thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -- ___________ Custodian ______________
                        (Cust)               (Minor)
                     under Uniform Gifts to Minors
                     Act._____________
                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received______________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE


     ______________________________________


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


________________________________________________________________________________


________________________________________________________________________________


__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.

Dated_________________________

               _______________________________________________________________
               THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME
       NOTICE: AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR,
               WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:


__________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.